Exhibit 99.1 Environmental, Social and Governance Investor Presentation September 2020Exhibit 99.1 Environmental, Social and Governance Investor Presentation September 2020

Forward-Looking Statement Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management's expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company's control. It should be understood that it is not possible to predict or identify all such factors. Consequently, the preceding should not be considered to be a complete discussion of all potential risks or uncertainties. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company's cautionary statements under the Private Securities Litigation Reform Act of 1995. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including Direct Vessel Profit (defined as operating revenues less operating expenses excluding leased-in equipment, “DVP”) when applied to individual vessels, fleet categories or the combined fleet. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its individual vessels, fleet categories, regions and combined fleet, without regard to financing decisions (depreciation for owned vessels vs. leased-in expense for leased-in vessels). DVP is also useful when comparing the Company’s fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. See slide 52 to this presentation for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure. seacormarine.com 2Forward-Looking Statement Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management's expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company's control. It should be understood that it is not possible to predict or identify all such factors. Consequently, the preceding should not be considered to be a complete discussion of all potential risks or uncertainties. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company's cautionary statements under the Private Securities Litigation Reform Act of 1995. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including Direct Vessel Profit (defined as operating revenues less operating expenses excluding leased-in equipment, “DVP”) when applied to individual vessels, fleet categories or the combined fleet. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its individual vessels, fleet categories, regions and combined fleet, without regard to financing decisions (depreciation for owned vessels vs. leased-in expense for leased-in vessels). DVP is also useful when comparing the Company’s fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. See slide 52 to this presentation for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure. seacormarine.com 2

About this Document The environmental, social, and governance (“ESG”) content in this document is relevant to the information requested in leading ESG reporting frameworks including the Sustainability Accounting Standards Board (SASB) and the Global Reporting Initiative (GRI). In addition, some of the content is relevant to the UN’s Sustainable Development Goals. SEACOR Marine is committed to disclosing ESG information, and we will be providing additional data requested in ESG reporting frameworks in the future. seacormarine.com 3About this Document The environmental, social, and governance (“ESG”) content in this document is relevant to the information requested in leading ESG reporting frameworks including the Sustainability Accounting Standards Board (SASB) and the Global Reporting Initiative (GRI). In addition, some of the content is relevant to the UN’s Sustainable Development Goals. SEACOR Marine is committed to disclosing ESG information, and we will be providing additional data requested in ESG reporting frameworks in the future. seacormarine.com 3

Table of Contents

SEACOR MARINE

Introduction to SEACOR Marine....5

Situation Analysis: Macro Landscape....16

Industry-Leading ESG: Our Company Efforts....22

- Environment....23
- Social....30
- Governance....36

Looking Ahead: ESG Program Next Steps and Long-Term Targets....43

Case Studies....45

seacormarine.com 4

Introduction to SEACOR MarineIntroduction to SEACOR Marine

Our Purpose To provide safe, reliable, and diverse transportation services to offshore energy and wind farm facilities globally through an energy-efficient fleet focusing on environmentally sustainable practices Pictured: SEACOR Marine lift boat operations at Block Island Wind Farm seacormarine.com 6Our Purpose To provide safe, reliable, and diverse transportation services to offshore energy and wind farm facilities globally through an energy-efficient fleet focusing on environmentally sustainable practices Pictured: SEACOR Marine lift boat operations at Block Island Wind Farm seacormarine.com 6

SEACOR MARINE

Who We Are

Around the world, companies rely on SEACOR Marine for a diverse range of industry-leading offshore transport solutions – from crew transportation to maintenance support



Owner and operator of offshore support vessels

Modern, diverse asset base

Focus on liquidity with disciplined financial management

Commitment to ESG

Culture of safety

Seasoned management team

Global presence across

5 Continents*

1,615 Employees[1]

NYSE: SMHI

Spun-off from SEACOR Holdings Inc. in June 2017

Financial highlights*

$58.1 million

Cash[2, 3]

$499.5 million

Net debt with majority of maturities beyond 2022[3]

$201.5 million

FY 2019 revenues

Superior fleet*

149 vessels[1]

9 years

average age for fleet[1]

[1] As of December 31, 2019
[2] Cash, restricted cash and construction reserve fund
[3] As of June 30, 2020

* Information requested in GRI Disclosure 102-7

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Our Sustainable Edge We are uniquely positioned to benefit from the increasing focus on ESG and the transition to a lower carbon economy We are proud to have: • An unwavering focus on safety – whether offshore or onshore – everywhere, every day • A complete suite of transport services to meet the full lifecycle needs of offshore energy facilities worldwide – efficiently and sustainably • A significant presence in the offshore wind market As a leader in our industry, we are committed to: • Reducing fuel consumption • Complying with IMO 2020’s low Sulphur requirements and lowering emissions overall • Investing in new technologies to achieve “greener” operations seacormarine.com 8Our Sustainable Edge We are uniquely positioned to benefit from the increasing focus on ESG and the transition to a lower carbon economy We are proud to have: • An unwavering focus on safety – whether offshore or onshore – everywhere, every day • A complete suite of transport services to meet the full lifecycle needs of offshore energy facilities worldwide – efficiently and sustainably • A significant presence in the offshore wind market As a leader in our industry, we are committed to: • Reducing fuel consumption • Complying with IMO 2020’s low Sulphur requirements and lowering emissions overall • Investing in new technologies to achieve “greener” operations seacormarine.com 8

SEACOR Marine: Awards and Recognition

SEACOR MARINE

We are proud of our hard work. Some examples of awards we have won in recent years include:

- 2019 Seatrade Maritime Awards: Green Shipping & Technical Innovation Awards Winner
- Environmental Award at the 2019 Offshore Support Journal Conference
- OSJ's 2019 Shipowner of the Year Award
- 2019 Marine Propulsion Awards: Hybrid Power & Propulsion Award
- 2019 OSJ Industry Leader Award by Uptime International


Seatrade Maritime Awards
Middle East, Indian Subcontinent & Africa
WINNER
OF THE 2019
Green Shipping Award
Annual Offshore Support Journal
Conference | Awards | Exhibition
2019
Shipowner of the Year
Seatrade Maritime Awards
Middle East, Indian Subcontinent & Africa
WINNER
OF THE 2019
Technical Innovation Award
Offshore Support Journal
Awards 2019
ROLLS-ROYCE MARINE AND CORVUS ENERGY
Winner of the Environmental Award
Uptime Awards
propulsion
Winner of the Hybrid Power & Propulsion Award 2019

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Our Fleet Mix Meets Our Diverse Customer Needs

Our customers' needs include services across the full lifecycle of offshore development

Customer Demands	Crew Transport & Fast Cargo	Shallow Water Field Support, Deepwater, Fuel Efficient Applications	Infrastructure Maintenance, Plug & Abandonment, Offshore Wind Farms	Offshore Wind Farm Crew Transfer, Maintenance & Installation	Mooring Deployment & Recovery, Support Drilling & Subsea Construction	Infrastructure Maintenance, Construction Support, Freight Hauling
SEACOR Marine Solutions	**FSVs** (Fast Support Vessels)	**PSVs** (Platform Supply Vessels)	**Lift-boats**	**CTVs** (Crew Transfer Vessels)	**AHTS** (Anchor Handling Towing Supply)	**Specialty**

Our corporate sustainability efforts inform our business strategy across our fleets and around the world

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We Have a Global Presence and a Focus on Fleet Optimization 149 Total Vessels NUMBER OF VESSELS IN THE COUNTRIES WHERE WE OPERATE* UK, Netherlands, Belgium, Germany, 43 Egypt, Saudi Ireland, Spain 25 United States Arabia, UAE, 26 Qatar Malaysia, 1 Singapore 18 Mexico We have the most diverse customer Angola, Nigeria, 20 base of any operator in the offshore Congo sector*: •Supermajors •Independents 16 Brazil, Guyana •National oil companies •Wind As of December 31, 2019 •Government * Information requested in GRI Disclosure 102-4 and 102-6 seacormarine.com 11We Have a Global Presence and a Focus on Fleet Optimization 149 Total Vessels NUMBER OF VESSELS IN THE COUNTRIES WHERE WE OPERATE* UK, Netherlands, Belgium, Germany, 43 Egypt, Saudi Ireland, Spain 25 United States Arabia, UAE, 26 Qatar Malaysia, 1 Singapore 18 Mexico We have the most diverse customer Angola, Nigeria, 20 base of any operator in the offshore Congo sector*: •Supermajors •Independents 16 Brazil, Guyana •National oil companies •Wind As of December 31, 2019 •Government * Information requested in GRI Disclosure 102-4 and 102-6 seacormarine.com 11

Both Our Dayrates and Fleet Utilization Rates Are Improving Improved average dayrates YoY reflect the improvement in overall fleet mix since Q2 2019 12,000 70% 11,157 11,071 11,018 10,946 10,387 10,186 60% 9,852 9,796 9,742 10,000 9,071 8,583 8,565 8,431 50% 8,272 8,000 7,447 7,163 7,323 7,324 7,260 7,109 7,001 6,981 6,843 6,648 40% 6,435 6,006 6,000 5,726 5,649 30% 4,000 20% 2,000 10% 0 0% Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Average Rates Per Day Worked for Total Fleet Average Rates Per Day Worked for Total Fleet (Ex. Crew Transfer) Total Fleet Utilization Total Fleet Utilization (Ex. Crew Transfer) As of June 30, 2020 seacormarine.com 12 2019 and 2020 financial results exclude standby safety business that was sold on December 2, 2019. Financial results of standby safety business are included in years prior to 2019.Both Our Dayrates and Fleet Utilization Rates Are Improving Improved average dayrates YoY reflect the improvement in overall fleet mix since Q2 2019 12,000 70% 11,157 11,071 11,018 10,946 10,387 10,186 60% 9,852 9,796 9,742 10,000 9,071 8,583 8,565 8,431 50% 8,272 8,000 7,447 7,163 7,323 7,324 7,260 7,109 7,001 6,981 6,843 6,648 40% 6,435 6,006 6,000 5,726 5,649 30% 4,000 20% 2,000 10% 0 0% Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Average Rates Per Day Worked for Total Fleet Average Rates Per Day Worked for Total Fleet (Ex. Crew Transfer) Total Fleet Utilization Total Fleet Utilization (Ex. Crew Transfer) As of June 30, 2020 seacormarine.com 12 2019 and 2020 financial results exclude standby safety business that was sold on December 2, 2019. Financial results of standby safety business are included in years prior to 2019.

Weathering Market Volatility and the COVID-19 Storm

SEACOR MARINE

In Q2 2020, the YoY increase in DVP was driven by the change in fleet mix in the period



Direct Vessel Profit (DVP[1])
(in millions)
$4.5
67%
$1.5
527%
$9.4
24%
$11.7
15%
$13.4
10%
$14.7
48%
$21.7
33%
$28.8
66%
$9.7
79%
$17.4
58%
$27.5
16%
$23.1
26%
$17.1
5%
$18.0
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020

As of June 30, 2020

2019 and 2020 financial results exclude standby safety business that was sold on December 2, 2019. Financial results of standby safety business are included in years prior to 2019.

[1] DVP is a non-GAAP financial measure. See slide 52 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure

seacormarine.com 13

Our Senior Management Team is Focused on ESG Our Future Is Bright – and Even More Sustainable than Today From 2019 Annual Report: “For years, our Company has been committed to providing safe, reliable and diverse transportation services to energy facilities globally through an energy-efficient fleet focused on environmentally sustainable practices. Our ESG commitment goes well beyond plans or platitudes. We invested in offshore wind nine years ago, and we pioneered hybrid-powered solutions in our industry sector. Looking ahead, I am especially excited about our plans for hydrogen- powered crew transfer vessels in our offshore wind business while continuing to deliver fuel and emissions savings for our oil and gas customers.” * John Gellert President & CEO * Statement from 2019 annual report; relevant to GRI Disclosure 102-14 seacormarine.com 14Our Senior Management Team is Focused on ESG Our Future Is Bright – and Even More Sustainable than Today From 2019 Annual Report: “For years, our Company has been committed to providing safe, reliable and diverse transportation services to energy facilities globally through an energy-efficient fleet focused on environmentally sustainable practices. Our ESG commitment goes well beyond plans or platitudes. We invested in offshore wind nine years ago, and we pioneered hybrid-powered solutions in our industry sector. Looking ahead, I am especially excited about our plans for hydrogen- powered crew transfer vessels in our offshore wind business while continuing to deliver fuel and emissions savings for our oil and gas customers.” * John Gellert President & CEO * Statement from 2019 annual report; relevant to GRI Disclosure 102-14 seacormarine.com 14

SEACOR Marine: ESG Highlights in 2020 Elevating responsibility for ESG to the Board’s Nominating and Governance Committee Forming a Sustainability Council reporting to the Board and including managers, executives, operations, HR Incorporating changes across our organization to abide by the IMO 2020 Sulphur cap Disclosing metrics relevant to ESG frameworks set out by SASB and GRI – and the SDGs* Formalizing our existing, internal sustainable practices into social & environmental policies/statements Winning multiple awards for achievements in environmental and operational efficiencies Implementing environmental, health, quality and safety standards compliant with ISO 45001, 14001 & 9001 * Sustainability information is disclosed in this deck, on SEACOR Marine’s corporate website, and in filings with the U.S. SEC seacormarine.com 15SEACOR Marine: ESG Highlights in 2020 Elevating responsibility for ESG to the Board’s Nominating and Governance Committee Forming a Sustainability Council reporting to the Board and including managers, executives, operations, HR Incorporating changes across our organization to abide by the IMO 2020 Sulphur cap Disclosing metrics relevant to ESG frameworks set out by SASB and GRI – and the SDGs* Formalizing our existing, internal sustainable practices into social & environmental policies/statements Winning multiple awards for achievements in environmental and operational efficiencies Implementing environmental, health, quality and safety standards compliant with ISO 45001, 14001 & 9001 * Sustainability information is disclosed in this deck, on SEACOR Marine’s corporate website, and in filings with the U.S. SEC seacormarine.com 15

Situation Analysis: Macro LandscapeSituation Analysis: Macro Landscape

Operating Sustainably is no longer a choice – it’s a requirement Our Customers are continuing to adapt to a lower carbon economy, and so is SEACOR Marine Pictured: Liftboat, L/B Jill seacormarine.com 17Operating Sustainably is no longer a choice – it’s a requirement Our Customers are continuing to adapt to a lower carbon economy, and so is SEACOR Marine Pictured: Liftboat, L/B Jill seacormarine.com 17

The Dual Challenge for Companies in the Energy Sector Like other companies in the energy sector, we have a dual challenge: the need to reduce emissions, but also fulfill the global demand for energy Importantly, We Are Investing in Renewable Energy and Hybrid We Are Focused on Reducing Emissions Technology • We respect the goals of the 2015 Paris Climate Agreement • Almost a decade ago, we invested in Windcat Workboats, an operator of • We are encouraged by IMO 2020 and the UN’s efforts to facilitate a offshore wind farm CTVs, and in 2019, we completed the acquisition of reduction in the shipping industry’s GHG emissions by 50% before Windcat Workboats. We continue to service the renewable energy sector 2050 through CTVs and liftboats • We are the market leader in hybrid power platform supply vessels. Our use of hybrid technology has enabled us to reduce our environmental impacts by improving vessel efficiency, decreasing fuel consumption, and reducing emissions We Are Adapting Today – and Ready for Tomorrow of our business’ revenue and DVP¹ for • Today, hydrocarbons are still a large part of the world’s energy the first half of 2020 was generated ecosystem and an area that we service from our CTV services supporting ~18% • However, like our peers, we are resolutely focused on adapting our offshore wind business today as the world transitions to a low-carbon economy 1 seacormarine.com 18 DVP is a non-GAAP financial measure. See slide 52 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure The Dual Challenge for Companies in the Energy Sector Like other companies in the energy sector, we have a dual challenge: the need to reduce emissions, but also fulfill the global demand for energy Importantly, We Are Investing in Renewable Energy and Hybrid We Are Focused on Reducing Emissions Technology • We respect the goals of the 2015 Paris Climate Agreement • Almost a decade ago, we invested in Windcat Workboats, an operator of • We are encouraged by IMO 2020 and the UN’s efforts to facilitate a offshore wind farm CTVs, and in 2019, we completed the acquisition of reduction in the shipping industry’s GHG emissions by 50% before Windcat Workboats. We continue to service the renewable energy sector 2050 through CTVs and liftboats • We are the market leader in hybrid power platform supply vessels. Our use of hybrid technology has enabled us to reduce our environmental impacts by improving vessel efficiency, decreasing fuel consumption, and reducing emissions We Are Adapting Today – and Ready for Tomorrow of our business’ revenue and DVP¹ for • Today, hydrocarbons are still a large part of the world’s energy the first half of 2020 was generated ecosystem and an area that we service from our CTV services supporting ~18% • However, like our peers, we are resolutely focused on adapting our offshore wind business today as the world transitions to a low-carbon economy 1 seacormarine.com 18 DVP is a non-GAAP financial measure. See slide 52 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure

Energy Landscape: Shifting Significantly to Focus on Emissions Reduction CO emissions reductions by measure in the Sustainable Development Scenario 2 relative to the Stated Policies Scenario, 2010-2050 Efficiency Renewables Fuel switching CCUs Other “Energy efficiency is at the heart of any strategy to guarantee secure, sustainable and inclusive economic growth.” – IEA Source: IEA seacormarine.com 19Energy Landscape: Shifting Significantly to Focus on Emissions Reduction CO emissions reductions by measure in the Sustainable Development Scenario 2 relative to the Stated Policies Scenario, 2010-2050 Efficiency Renewables Fuel switching CCUs Other “Energy efficiency is at the heart of any strategy to guarantee secure, sustainable and inclusive economic growth.” – IEA Source: IEA seacormarine.com 19

Offshore Wind Projects Estimated to Attract $1 Trillion of Investment by 2040 The chart below from the International Energy Agency (IEA) shows renewables’ share in capacity additions by region in the Stated Policies and Sustainable Development scenarios, 2019-2040 Renewables account for ~80% of capacity additions in all regions globally. SEACOR Marine is poised to benefit from the expected growth in offshore wind. Source: IEA seacormarine.com 20Offshore Wind Projects Estimated to Attract $1 Trillion of Investment by 2040 The chart below from the International Energy Agency (IEA) shows renewables’ share in capacity additions by region in the Stated Policies and Sustainable Development scenarios, 2019-2040 Renewables account for ~80% of capacity additions in all regions globally. SEACOR Marine is poised to benefit from the expected growth in offshore wind. Source: IEA seacormarine.com 20

Environmental Sustainability Efforts Are a Competitive Advantage Our Customers’ Words – Lower Carbon Emissions “We recognize the significance of climate change, along with the role “Increased energy efficiency and a shift to lower carbon energy plays in helping people achieve and maintain a good quality energy sources will help curb CO emissions, but not 2 sufficiently to reach of life. A key role for society – and for Shell – is to find ways to a 2°C pathway. Innovative technology solutions and supportive provide much more energy with less carbon dioxide.” policies are still needed to achieve society’s emissions aspirations.” “Equinor is committed to continue to play “To deliver significantly lower emissions, every type of energy an active and positive role in society’s decarbonization, beyond needs to be cleaner and better. our own operational emissions, through its engagement, A race to renewables will not be enough.” technology, innovation, operations and investments.” seacormarine.com 21Environmental Sustainability Efforts Are a Competitive Advantage Our Customers’ Words – Lower Carbon Emissions “We recognize the significance of climate change, along with the role “Increased energy efficiency and a shift to lower carbon energy plays in helping people achieve and maintain a good quality energy sources will help curb CO emissions, but not 2 sufficiently to reach of life. A key role for society – and for Shell – is to find ways to a 2°C pathway. Innovative technology solutions and supportive provide much more energy with less carbon dioxide.” policies are still needed to achieve society’s emissions aspirations.” “Equinor is committed to continue to play “To deliver significantly lower emissions, every type of energy an active and positive role in society’s decarbonization, beyond needs to be cleaner and better. our own operational emissions, through its engagement, A race to renewables will not be enough.” technology, innovation, operations and investments.” seacormarine.com 21

Industry-Leading ESG: Our Company EffortsIndustry-Leading ESG: Our Company Efforts

Environment Our focus on environmental sustainability is a top priority and impacts the way we do business – from start to finish seacormarine.com 23Environment Our focus on environmental sustainability is a top priority and impacts the way we do business – from start to finish seacormarine.com 23

We are Striving for Environmental Excellence across Our Business We are minimizing our environmental impacts and have committed to impact reduction goals for 2020 We are expanding our hybrid fleet to improve efficiency and sustainability of offshore energy projects We are developing the next generation of specialized marine support vessels with hydrogen technology We provide training on the environment and sustainability to our employees* We are ensuring that hazards/violations are brought to the immediate attention of management* We are complying with all standards: SOLAS, STCW, MLC, ISM, MARPOL, ISPS, ISO 9001, 14001, 45001 * Informed by SASB Topic on Critical Incident Risk Management seacormarine.com 24We are Striving for Environmental Excellence across Our Business We are minimizing our environmental impacts and have committed to impact reduction goals for 2020 We are expanding our hybrid fleet to improve efficiency and sustainability of offshore energy projects We are developing the next generation of specialized marine support vessels with hydrogen technology We provide training on the environment and sustainability to our employees* We are ensuring that hazards/violations are brought to the immediate attention of management* We are complying with all standards: SOLAS, STCW, MLC, ISM, MARPOL, ISPS, ISO 9001, 14001, 45001 * Informed by SASB Topic on Critical Incident Risk Management seacormarine.com 24

We Are a Leading Operator of CTVs in Europe's Offshore Wind Markets*

SEACOR MARINE

2011 We first invested in Windcat Workboats, a UK-based operator of offshore wind farm crew transfer vessels, taking a majority stake of 75%

2019 We purchased the remaining minority stake in Windcat Workboats, bringing full ownership to SEACOR Marine

Today

- We continue to adapt our fleet to go where the market moves
  - **U.S.** Well-positioned to enter the growing wind market
  - **Europe** Leading operator in Europe
  - **Asia** View as a market with attractive growth opportunities
- Further developing fleet to align with latest industry innovations, developments and requirements

39 vessels 100% owned[1]	5 vessels owned by Joint Venture[1]	9 years average age of vessels[2]



We are poised to benefit from the expected growth in offshore wind – from 92 offshore wind farms in 2017 to 152 expected in 2023

[1] As of June 30, 2020
[2] As of December 31, 2019
* Sustainable Development Goal #7 on affordable and clean energy, including increasing access to renewable energy

seacormarine.com 25

We Are a Market Leader in New Hybrid Power PSVs

SEACOR Marine is the only owner of large hybrid PSVs operating in the offshore theater outside the North Sea & GoM

We Pioneered Hybrid PowerSolutions in Our Industry

- Energy Storage System provides significant advantages over regular Diesel Electric PSVs
- New lithium battery power technology and integration
- Improves vessel efficiency
- By reducing fuel consumption by up to 20%, we can reduce emissions by up to 20% especially CO_2
- Approved by both the American Bureau of Shipping (ABS) and by the world's largest classification society, DNV-GL


UT 771 WP
SEACOR CONGO
SEACOR CONGO
BOB
RESCUE ZONE

"Energy Storage May Be The Most Important Technology In The World Right Now"

- Forbes Technology Council

seacormarine.com 26

Environmental Highlights

SEACOR MARINE



We are a pioneer in the use of hybrid power technology, with solutions that reduce fuel consumption and emissions by up to 20%*


SEACOR AMAZON

We now have a well stimulation vessel that is the only Hybrid well stimulation vessel in operation



Technology allows us to leverage real-time monitoring and tracking to manage fuel consumption, emissions and vessel performance



We use biodegradable, environmentally approved lubricants (EALs) on oil to sea interfaces, and have minimal chemical risk


5.5 m draught / 3280 DWT

We adjust vessel speed and fuel consumption to meet operational requirements and optimize vessel loading and trimming for best fuel performance


SEACOR DEMERARA

We use specialized environmentally friendly hull coatings to improve vessel performance



We use alternative construction materials such as aluminum and carbon to reduce environmental impact


HONG KONG CONVENTION
HONG KONG INTERNATIONAL CONVENTION FOR THE SAFE AND ENVIRONMENTALLY SOUND RECYCLING OF SHIPS, 2009
WITH THE GUIDELINES FOR ITS IMPLEMENTATION

We adhere to the EU Ship Recycling Regulation and Hong Kong International Convention for the Safe & Environmentally Sound Recycling of Ships

* Information relevant to SASB EM-SV-110a.2 and SASB EM-SV-150a.2

seacormarine.com 27

Managing Risks: Our Risk Assessment Matrix for Environmental Impacts We always strive to preserve a clean and healthy environment, and we recognize the importance of fulfilling our promise to operate in an environmentally sound manner Risk Assessment Matrix for Environmental We monitor potential risks through our Impact Register register* Goal = Zero Pollution Occurrences * Information relevant to SASB EM-SV-540a.1 seacormarine.com 28Managing Risks: Our Risk Assessment Matrix for Environmental Impacts We always strive to preserve a clean and healthy environment, and we recognize the importance of fulfilling our promise to operate in an environmentally sound manner Risk Assessment Matrix for Environmental We monitor potential risks through our Impact Register register* Goal = Zero Pollution Occurrences * Information relevant to SASB EM-SV-540a.1 seacormarine.com 28

Transition to the Future: What’s Ahead • Hydrogen combined with diesel in existing marine engines • Hydrocat pilot project with CMB – mid 2021 delivery • CO reductions of 50–80% from conventional diesel, depending on power 2 Incremental output required • Similar reductions in NOx as well innovation begins long- • Cold ironing in port using green hydrogen-powered Fuel Cells or Auxiliary Generator sets term • Ultra low emissions leading to zero emissions revolution • Power-to-X technology – harnessing green hydrogen • Hybrid Stored Energy solutions seacormarine.com 29Transition to the Future: What’s Ahead • Hydrogen combined with diesel in existing marine engines • Hydrocat pilot project with CMB – mid 2021 delivery • CO reductions of 50–80% from conventional diesel, depending on power 2 Incremental output required • Similar reductions in NOx as well innovation begins long- • Cold ironing in port using green hydrogen-powered Fuel Cells or Auxiliary Generator sets term • Ultra low emissions leading to zero emissions revolution • Power-to-X technology – harnessing green hydrogen • Hybrid Stored Energy solutions seacormarine.com 29

Social Our focus on the well-being and safety of our employees and the communities we serve is critical to our success seacormarine.com 30Social Our focus on the well-being and safety of our employees and the communities we serve is critical to our success seacormarine.com 30

We are Proud of Our Track Record of Safety, Responsibility and Giving When it comes to safety metrics, we consistently outperform our industry Our track record of safety excellence applies to both our fleet and our people We go beyond what’s required to exceed regulatory and compliance standards We provide extensive employee training on safety and compliance, as well as COVID-19 in 2020 We give back to our communities through volunteer work, donations and charitable events seacormarine.com 31We are Proud of Our Track Record of Safety, Responsibility and Giving When it comes to safety metrics, we consistently outperform our industry Our track record of safety excellence applies to both our fleet and our people We go beyond what’s required to exceed regulatory and compliance standards We provide extensive employee training on safety and compliance, as well as COVID-19 in 2020 We give back to our communities through volunteer work, donations and charitable events seacormarine.com 31

We Have a Track Record of Industry-Leading Safety We are dedicated to promoting a culture of safety, and we aspire for GOAL ZERO* We are also aiming to set absolute targets, but we believe aspiring for Zero incidents is the right mindset for our culture Our Safety Culture is Based Upon Four Pillars Safety Management System Risk Assessments / Job Safety Analysis Prevent Accidents Use Safety Equipment (“PAUSE”); Behavior Based Safety (BBS) Stop Work Authority (SWA) Source: Offshore Marine Service Association (OMSA), International Support Vessel Owners Association (ISOA), International Marine Contractors Association (IMCA), International Association of Drilling Contractors (IADC), International Association of Oil & Gas Producers (IAGP) * Information relevant to SASB EM-SV-320a.2 and SASB EM-SV-320a.1. Full description available on the Safety section of our website seacormarine.com 32We Have a Track Record of Industry-Leading Safety We are dedicated to promoting a culture of safety, and we aspire for GOAL ZERO* We are also aiming to set absolute targets, but we believe aspiring for Zero incidents is the right mindset for our culture Our Safety Culture is Based Upon Four Pillars Safety Management System Risk Assessments / Job Safety Analysis Prevent Accidents Use Safety Equipment (“PAUSE”); Behavior Based Safety (BBS) Stop Work Authority (SWA) Source: Offshore Marine Service Association (OMSA), International Support Vessel Owners Association (ISOA), International Marine Contractors Association (IMCA), International Association of Drilling Contractors (IADC), International Association of Oil & Gas Producers (IAGP) * Information relevant to SASB EM-SV-320a.2 and SASB EM-SV-320a.1. Full description available on the Safety section of our website seacormarine.com 32

Material Safety Metrics: Focused on Safety around the World, Every Day

SEACOR MARINE

According to SASB, the safety metrics below are defined as material for SEACOR Marine. Some of the metrics are also requested for disclosure by GRI's standards.

MATERIAL SAFETY METRICS	2019 DATA
(1) Total recordable incident rate (TRIR)	0.179
(2) Fatality rate	0
(3) Near miss frequency rate (NMFR)	3.53
(4) Total vehicle incident rate (TVIR)	0*
(5) Average hours of health, safety, and emergency response training	509,616**

All metrics relevant to SASB EM-SV-320a.1 and to GRI disclosure 403-9

* US only; international divisions primarily use agencies for vehicle transportation, not company vehicles

** Estimated hours based on training schedule and number of employees

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COVID-19 Pandemic: Ensuring the Safety of Our People

SEACOR MARINE

Personal Protective Equipment (PPE)

PPE COVID-19 Care Packs provided to SEACOR Marine Vessels included the following:

- Protective eyewear
- Medical suites
- Medical nitrile gloves
- Boot covers
- Face masks
- Anti-bacterial hand soap and alcohol sanitizers
- Digital infrared thermometers
- Biohazard Spill-Pak

Additional Actions to Support Employees

In addition to providing PPE, we are taking the following steps to ensure workers' safety:

- Emotional support / short-term counseling for employees dealing with the stress of COVID-19 and any other issues
- Human Resource and QHSE implemented Health Screening Questionnaire Novel Coronavirus and Guidelines for anyone boarding a SEACOR Marine vessel
- COVID-19 Vessel Response plans in place for all SEACOR Marine vessels globally
- Fleet-wide shoreside pandemic illness drills and onboard illness drills enacted regularly
- Studying the incorporation of hydroxyl generators into vessel HVAC systems to combat airborne viruses

The strength of our business continuity planning has been evident during COVID-19

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Social Highlights



We are supporting under-served communities

In the regions where we operate, we employ individuals from under-served communities whenever possible, and procure goods and services from local suppliers



We are proud of our retention rates

At our Long Service Awards presentation, we recognized many employees with over a decade of SEACOR Marine experience



Our employees are dedicated to giving back

Over the years, we have supported communities in many ways, from going deep sea fishing to raise money for charities to drilling a waterhole for an orphanage in Ghana



We take safety seriously

We launch ZIZA (Zero Injury Zero Accident) campaigns globally. The launch of a ZIZA campaign in Malaysia is pictured here*

* Information relevant to SASB EM-SV-320a.2

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Governance Our leadership team knows that good governance promotes transparency and ethical behavior, as well as a company’s longevity, financial viability and overall success seacormarine.com 36Governance Our leadership team knows that good governance promotes transparency and ethical behavior, as well as a company’s longevity, financial viability and overall success seacormarine.com 36

Governance Overview: Structure and Responsibilities Board of Directors • Oversees the long-term strategy and performance of SEACOR Marine • Receives quarterly updates on environmental, social, and health & safety matters* • Comprised of 7 directors, a majority of which are independent and includes 1 female director (14% women) • Strong shareholder support for all directors, with average support of 98.1%; lowest director vote at 96% support Board Committees • Nominating and Corporate Governance Committee mandated with oversight of: • ESG approach, policies and operational controls • Health and safety of employees • Ongoing environmental issues, including climate-related risks Sustainability Council • Sustainability Council comprising of Regional Managers, Heads of Operations, Human Resources and Senior Executives, reporting ultimately to the Board through the Nominating and Corporate Governance Committee Management • CEO and senior leadership team develop and implement strategy • CFO oversees risk management for the organization and updates the Board regularly • Corporate Governance Manager runs the day-to-day sustainability program, reporting and initiatives*, flagging sustainability risks to the General Counsel, which are escalated as needed to the executive management team / Board* seacormarine.com 37 * Relevant to GRI 102-18b, GRI 102-19, GRI 102-20, and GRI 102-27 Governance Overview: Structure and Responsibilities Board of Directors • Oversees the long-term strategy and performance of SEACOR Marine • Receives quarterly updates on environmental, social, and health & safety matters* • Comprised of 7 directors, a majority of which are independent and includes 1 female director (14% women) • Strong shareholder support for all directors, with average support of 98.1%; lowest director vote at 96% support Board Committees • Nominating and Corporate Governance Committee mandated with oversight of: • ESG approach, policies and operational controls • Health and safety of employees • Ongoing environmental issues, including climate-related risks Sustainability Council • Sustainability Council comprising of Regional Managers, Heads of Operations, Human Resources and Senior Executives, reporting ultimately to the Board through the Nominating and Corporate Governance Committee Management • CEO and senior leadership team develop and implement strategy • CFO oversees risk management for the organization and updates the Board regularly • Corporate Governance Manager runs the day-to-day sustainability program, reporting and initiatives*, flagging sustainability risks to the General Counsel, which are escalated as needed to the executive management team / Board* seacormarine.com 37 * Relevant to GRI 102-18b, GRI 102-19, GRI 102-20, and GRI 102-27

Policies and Statements SEACOR Marine is committed to promoting ethical business practices, to operating responsibly, and to acting with integrity in all we do We currently have the following policies in place: We drafted and published the following statements in 2020 • Corporate Governance Guidelines • Climate Change Statement • Code of Business Conduct & Ethics* • Human Rights Statement • Supplemental Code of Ethics* • Corporate Responsibility Statement • Director Independence Standards • Environmental Statement • Procedures for Addressing Complaints / Whistleblower Protection* • Anti-Corruption Policy • Insider Trading Policy • Related Party Transactions Policy • Harassment Prevention Policy • Quality, Health, Safety, & Environmental Policy * Information relevant to SASB EM-SV-510a.2 and GRI Disclosure 102-17 seacormarine.com 38Policies and Statements SEACOR Marine is committed to promoting ethical business practices, to operating responsibly, and to acting with integrity in all we do We currently have the following policies in place: We drafted and published the following statements in 2020 • Corporate Governance Guidelines • Climate Change Statement • Code of Business Conduct & Ethics* • Human Rights Statement • Supplemental Code of Ethics* • Corporate Responsibility Statement • Director Independence Standards • Environmental Statement • Procedures for Addressing Complaints / Whistleblower Protection* • Anti-Corruption Policy • Insider Trading Policy • Related Party Transactions Policy • Harassment Prevention Policy • Quality, Health, Safety, & Environmental Policy * Information relevant to SASB EM-SV-510a.2 and GRI Disclosure 102-17 seacormarine.com 38

Business Ethics, Compliance Training and Risk Management We have mandatory annual online compliance training on: • Ethics and Conduct • Conflicts of Interest • Anti-Bribery and Corruption* • Anti-Trust and Competition • Discrimination & Harassment Prevention • Insider Trading • Cyber Security Training We have stringent protocols to manage risks in all regions: • For FY 2019, SEACOR Marine generated approximately $52M in operating revenues in countries with the 20 lowest rankings in Transparency International’s Corruption Perception Index** • These countries include the Congo, Angola, Nigeria, and Mexico * Information relevant to SASB EM-SV-510a.2 seacormarine.com 39 ** Information requested in SASB EM-SV-510a.1 Business Ethics, Compliance Training and Risk Management We have mandatory annual online compliance training on: • Ethics and Conduct • Conflicts of Interest • Anti-Bribery and Corruption* • Anti-Trust and Competition • Discrimination & Harassment Prevention • Insider Trading • Cyber Security Training We have stringent protocols to manage risks in all regions: • For FY 2019, SEACOR Marine generated approximately $52M in operating revenues in countries with the 20 lowest rankings in Transparency International’s Corruption Perception Index** • These countries include the Congo, Angola, Nigeria, and Mexico * Information relevant to SASB EM-SV-510a.2 seacormarine.com 39 ** Information requested in SASB EM-SV-510a.1

Alignment with Industry Standards and Best Practices Some examples of organizations and industry-specific regulation, compliance, and standards that guide our activities include the following seacormarine.com 40Alignment with Industry Standards and Best Practices Some examples of organizations and industry-specific regulation, compliance, and standards that guide our activities include the following seacormarine.com 40

MARPOL: Commitment to Pollution Prevention*

SEACOR MARINE

SEACOR Marine adheres to MARPOL's Annexes on the prevention of pollution from:

I. Oil
II. Noxious Liquid Substances in Bulk
III. Harmful Substances Carried in Sea in Packaged Form
IV. Sewage from Ships
V. Garbage from Ships
VI. Air Pollution from Ships



Also, each of our company's vessels has been issued and maintains:

- International Oil Pollution Protection (IOPP) Certificate
- Certificate for equipment to limit discharges (Oily Water Separator to 15 parts of oil per million parts water)
- Oil Record book(s) (record of internal use, storage, transfer of oily substances)
- Approved Shipboard Marine Pollution Emergency Plan (SMPEP) with required equipment and guidelines for crew to deal with potential oil-related containment or spill issues
- Approved Garbage Management Plan and carry a Garbage Record Log, which details the disposal of garbage generated on the vessel
- Energy Efficiency (EE) Certificate
- International Air Pollution Prevention (IAPP) Certificate
- Engine International Air Pollution Prevention (EIAPP) Certificate
- NOx Technical Code for marine diesel engines
- An Inventory of Hazardous Materials (IHM) in adherence with the EU Ship Recycling Regulation (EU SRR) and the Hong Kong International Convention for the Safe and Environmentally Sound Recycling of Ships, 2009

* Information relevant to SASB EM-SV-160a.2

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How We Operate: Going Beyond What Is Required In addition to being subject to the jurisdiction of various regions and following required compliance, we also have gone above and beyond what’s required to make SEACOR Marine the best it can be This year, we received certification for ISO’s environmental and health & We are active with multiple trade organizations and Classification Society safety standards (ISO 9001, 14001, 45001), which will augment our Technical Committees to ensure we stay apprised of the latest Environmental Management System developments in our industry and are aware of evolving best practices* Integrated Management System (IMS) seacormarine.com 42 *Relevant to GRI disclosure 102-13How We Operate: Going Beyond What Is Required In addition to being subject to the jurisdiction of various regions and following required compliance, we also have gone above and beyond what’s required to make SEACOR Marine the best it can be This year, we received certification for ISO’s environmental and health & We are active with multiple trade organizations and Classification Society safety standards (ISO 9001, 14001, 45001), which will augment our Technical Committees to ensure we stay apprised of the latest Environmental Management System developments in our industry and are aware of evolving best practices* Integrated Management System (IMS) seacormarine.com 42 *Relevant to GRI disclosure 102-13

Looking Ahead: ESG Program Next Steps and Long-Term TargetsLooking Ahead: ESG Program Next Steps and Long-Term Targets

What’s Next at SEACOR Marine Publication of inaugural sustainability report Establishment of absolute ESG targets Disclosure of ESG information formally under leading reporting frameworks Continued evaluation of supply chain sustainability and overall ESG risk management seacormarine.com 44What’s Next at SEACOR Marine Publication of inaugural sustainability report Establishment of absolute ESG targets Disclosure of ESG information formally under leading reporting frameworks Continued evaluation of supply chain sustainability and overall ESG risk management seacormarine.com 44

Case StudiesCase Studies

CASE STUDY I: Offshore Wind Crew Transfer Vessels

SEACOR MARINE

We Are a Leading Operator of CTVs in Europe's Offshore Wind Markets*

GOALS

- To help scale and increase access to renewable sources of energy
- To participate in the growing offshore wind market
- To position our company to capitalize on the estimated $1 trillion of investment in offshore wind projects that is projected to occur by 2040

PROCESS

- In 2011, we invested in Windcat Workboats, a UK-based operator of CTVs to the offshore wind industry
- In 2011, we took a majority stake (75%) in Windcat Workboats
- In 2019, we purchased the remaining shares bringing full ownership to SEACOR Marine
- Since our initial investment, we have grown the company from 26 to 45 vessels

RESULTS

- We are one of the largest leading operators of CTVs with an active presence in all relevant European offshore wind markets
- We are well-positioned to enter the growing U.S. wind market
- We are a leader in Europe and recognize Asia's potential as a growth market

A Leader in the Field



44 Operated CTVs:
39 Owned & 5 Joint-Ventured[1]

Customer Profile:
Mainly Large Utility Companies

Average Age of CTVs:
9 years[2]

We are poised to benefit from the expected growth in offshore wind from 92 offshore wind farms in 2017 to 152 expected in 2023

[1] As of June 30, 2020
[2] As of December 31, 2019
* Sustainable Development Goal #7 on affordable and clean energy, including increasing access to renewable energy

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CASE STUDY 2: Liftboats

SEACOR MARINE

Our Liftboats Are Poised to Support Current Industry Needs

GOALS

- Mission flexibility in shelf locations: well intervention and workover; construction; platform maintenance and repair; subsea operations; accommodations; and plug and abandonment/ platform decommissioning
- To assist in wind farm wind turbine generator feedering, installation and maintenance

PROCESS

- We have self-elevating stable work platforms
- We have experience operating in global markets: US Gulf of Mexico; Northeastern Seaboard; Middle East; Europe; Mexico
- We maintain diverse fleet of 16 vessels
- Our differentiating features include leg length; crane capacity; deck area and accommodations; international market access

RESULTS

- Liftboat application provides significant advantage over Multi Purpose Service Vessel deployment by leveraging the ability to reduce fuel consumption once on location and at the same time providing a static platform
- Ability to conduct simultaneous operations in a hub and spoke model from a single work installation eliminates the need for excessive logistics
- Our dynamic positioning capable liftboats yield competitive advantage in that they are capable of being positioned with higher levels of precision
- Proven track record of being able to conduct US Wind feedering operations incident free



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CASE STUDY 3: Hybrid Vessels We Are Using Hybrid Technology to Meet the Carbon Challenge • To support the transition to a lower carbon economy • To use hybrid technology to reduce our environmental impacts GOALS • To improve vessel efficiency, decrease fuel consumption, and reduce emissions • We used Energy Storage Systems (ESS) • We have new lithium battery power technology and integration PROCESS • We leveraged technology for real-time fuel monitoring and tracking We are the market leader in Hybrid Power Platform Supply Vessels • ESS provides significant advantages over Diesel Electric PSVs • We achieved up to 20% fuel savings in normal operations, • First owner of Hybrid PSVs in the Americas RESULTS reducing emissions by up to 20% • First owner of Hybrid PSVs in Asia • Improved vessel efficiency • First owner of Hybrid Well Stimulation Vessels seacormarine.com 48CASE STUDY 3: Hybrid Vessels We Are Using Hybrid Technology to Meet the Carbon Challenge • To support the transition to a lower carbon economy • To use hybrid technology to reduce our environmental impacts GOALS • To improve vessel efficiency, decrease fuel consumption, and reduce emissions • We used Energy Storage Systems (ESS) • We have new lithium battery power technology and integration PROCESS • We leveraged technology for real-time fuel monitoring and tracking We are the market leader in Hybrid Power Platform Supply Vessels • ESS provides significant advantages over Diesel Electric PSVs • We achieved up to 20% fuel savings in normal operations, • First owner of Hybrid PSVs in the Americas RESULTS reducing emissions by up to 20% • First owner of Hybrid PSVs in Asia • Improved vessel efficiency • First owner of Hybrid Well Stimulation Vessels seacormarine.com 48

CASE STUDY 3: Hybrid Vessels (Cont'd)

SEACOR MARINE

Investing in Modern, Technologically Advanced Offshore Solutions

Why Stored Energy Solutions? Benefits of Hybrid Power

- Reduced fuel consumption by up to 20% (spinning reserve and peak shaving)
- Reduced emissions due to reduced specific fuel oil consumption (SFOC) and optimized combustion
- Improved reliability and dynamic response while reducing maintenance & operations costs
- Improves air quality and lower propulsion noise and reduced vibrations
- Enhanced system redundancy and black-out prevention

REDUCE FUEL OIL CONSUMPTION → REDUCED GHG EMISSIONS → IMPROVED AIR QUALITY = SAVINGS TO CHARTERER

Note: Image is property of Kongsberg


On-board systems
Secure connection
Rolls-Royce data center
Secure connection
Customer
On-board interface
Expert in the loop
Web portal

Provided Onboard and On Shore Portal Capabilities

Batteries Providing Prediction and Monitoring Capabilities

Lifetime Prediction and Monitoring

- Produce regular reports of usage
- Inform vessel owner Status of Health (SoH)
- Consider trend versa estimated use
- Guide crew in use of batteries
- Advice and take corrective action if needed
- Consider increased use or batteries if SoH allows
- Vital information for service engineers
- Root cause analysis in case of downtime
- Supportive information in case of troubleshooting



Batteries Increase Efficiency of Plant and Vessel Performance

Battery Life is normally calculated at 10 years

With a life-time expectancy for the battery of 7 years, the following additional harbor mode usage could be possible:

300 kW discharge for 1 hour (300 kWh) 182 times a year

Numbers for six-year lifetime will be:

300 kW discharge for 1 hour (300 kWh) 243 times a year

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CASE STUDY 3: Hybrid Vessels (Cont’d) Fuel Consumption Comparisons – UT771 WPPSV Fuel Consumption Savings: SEACOR Azteca seacormarine.com 50CASE STUDY 3: Hybrid Vessels (Cont’d) Fuel Consumption Comparisons – UT771 WPPSV Fuel Consumption Savings: SEACOR Azteca seacormarine.com 50

CASE STUDY 3: Hybrid Vessels (Cont'd)

SEACOR MARINE

Hybrid Installations: Vessels and Timing



5200 DWT, DP2, PSV, MMC887 CLASS
ABS ESS-LiBattery notation

➢ SEACOR Maya	Completed May 2018
➢ SEACOR Azteca	Completed July 2019
➢ SEACOR Warrior	Completed Sept 2020
➢ SEACOR Viking	Upgrade 2021



4600 DWT, DP2, PSV, UT771WP CLASS
DNV Battery Power notation

➢ SEACOR Congo	Delivered Jan 2019
➢ SEACOR Nile	Delivered Feb 2019
➢ SEACOR Amazon	Delivered Jul 2019
➢ SEACOR Paraná	Delivered Sep 2019
➢ SEACOR Murray	Delivered Nov 2019
➢ SEACOR Demerara	Delivered Sept 2020

[1] As of June 30, 2020

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Reconciliation of Consolidated Direct Vessel Profit (DVP) to Operating Income (Loss)

SEACOR MARINE

	2014	2015	2016	2017	2018	2019[1]	Q2 2020 YTD
Time Charter Statistics:							
Average Rates Per day	$ 12,011	$ 10,079	$ 7,114	$ 5,972	$ 7,282	$ 7,038	$ 6,895
Fleet Utilization	81%	69%	54%	54%	62%	67%	66%
Fleet Available Days	51,047	47,661	48,161	49,338	49,553	38,491	17,356
Operating Revenues:							
Time charter	$ 495,112	$ 330,890	$ 186,327	$ 160,545	$ 222,252	$ 182,301	$ 79,097
Bareboat charter	4,671	8,598	8,833	4,636	4,635	5,131	1,447
Other marine services	30,161	29,380	20,476	8,602	26,722	14,060	3,077
	529,944	368,868	215,636	173,783	253,609	201,492	83,621
Direct Costs and Expenses:							
Operating:							
Personnel	188,284	150,606	95,144	81,500	95,028	65,512	27,084
Repairs and maintenance	49,304	36,371	21,282	27,655	33,279	24,669	9,115
Drydocking	38,625	17,781	7,821	9,035	11,587	5,848	1,931
Insurance and loss reserves	14,108	9,898	5,682	6,524	7,074	6,038	2,528
Fuel, lubes and supplies	28,723	20,762	12,088	12,032	16,975	11,327	4,362
Other	18,569	18,045	7,331	9,905	11,148	10,331	3,513
	337,613	253,463	149,348	146,651	175,091	123,725	48,533
Direct Vessel Profit (Loss)	192,331	114,405	66,288	27,132	78,518	77,767	35,088
Other Costs and Expenses:							
Operating:							
Lease Expense	27,479	22,509	17,577	12,948	11,475	16,158	4,762
Administrative and general	58,353	53,085	49,308	56,217	52,813	44,726	25,325
Depreciation and amortization	64,615	61,729	58,069	62,779	72,246	64,012	30,314
	150,447	137,323	124,954	131,944	136,534	124,896	60,401
Gains (Losses) on Asset Dispositions and Impairments	26,545	(17,017)	(116,222)	(23,547)	(8,747)	(5,397)	(16,025)
Operating Income (Loss)	$ 68,429	$ (38,935)	$ (174,888)	$ (128,359)	$ (66,763)	$ (52,526)	$ (41,338)

[1] 2019 and 2020 financial results exclude standby safety business that was sold on December 2, 2019. Financial results of standby safety business are included in years prior to 2019.

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The Future Is NowThe Future Is Now